CONFIDENTIAL

EXECUTION COPY

AMENDMENT NO. 2 TO

DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment No. 2 to Development and Commercialization Agreement (“Amendment”) is dated as of December 5, 2025 (“Effective Date”), by and between Beta Bionics, Inc. (“Beta”) and Abbott Diabetes Care Inc. (“ADC”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

WHEREAS, Beta and ADC are parties to that certain Development and Commercialization Agreement dated as of April 2, 2024, as amended by Amendment No. 1 (the “Agreement”); and

WHEREAS, Beta and ADC wish to amend the Agreement to, among other things, include additional terms regarding feasibility assessment for the Dual Glucose Ketone (DGK) Sensor.

NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.

1. Amendments to Agreement. The Parties hereby agree to amend the Agreement as follows:

(a)
DGK. All references in the Agreement to “GKS” are hereby replaced with “DGK”.
(b)
The following definitions are hereby added to Article I of the Agreement:
(i)
“Second Amendment” means the second amendment to this Agreement entered into as of the Second Amendment Effective Date.
(ii)
“Second Amendment Effective Date” means December 5, 2025.
(c)
Confidential Information; ADC Highly Confidential Information; DGK Documentation.
(i)
The definition set forth in Section 1.35 (Confidential Information) is hereby amended to add “the DGK Sensors (including any associated branding),” after “Confidential Information of ADC includes”.
(ii)
The definition set forth in Section 1.3 (ADC Highly Confidential Information) is hereby amended to add “or DGK Sensors including any associated branding (excluding test sensors to the extent expressly designated in writing by ADC as not being ADC Highly Confidential Information)” after “DGK Technology”.
(iii)
The definition of “DGK Documentation” is hereby amended to add “and user manuals” after “the specifications”.
2.
Miscellaneous.
(a)
No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
(b)
Conflicts. In the event of a conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.

(c)
Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

[Signature Page Follows]

Signature Page to Amendment 2

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Beta and ADC on the date first set forth above.

Abbott Diabetes Care Inc. Beta Bionics, Inc.

By: /s/ Ruchi Varshneya By: /s/ Michael R Mensinger_

Name: Ruchi Varshneya Name: Michael R Mensinger_

Title: DVP, Global Strategic Marketing Title: Chief Product Officer_

Date: December 9, 2025 Date: December 8, 2025_